TENAX THERAPEUTICS

NASDAQ: TENX

January 2020

Safe Harbor Statement

This presentation contains certain forward-looking statements by the Company that involve risks and uncertainties and reflect the Company's judgment as of the date of this release. The forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to matters beyond the Company's control that could lead to delays in the clinical study, new product introductions and customer acceptance of these new products; matters beyond the Company's control that could impact the Company's continued compliance with Nasdaq listing requirements; the impact of management changes on the Company's business and unanticipated charges, costs and expenditures not currently contemplated that may occur as a result of management changes; and other risks and uncertainties as described in the Company's filings with the Securities and Exchange Commission, including in its annual report on Form 10-K filed on April 1, 2019, its quarterly report on Form 10-Q filed on November 14, 2019, as well as its other filings with the SEC. The Company disclaims any intent or obligation to update these forward-looking statements beyond the date of this release. Statements in this press release regarding management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Mission Statement


Cardiac
Pulmonary

Specialty pharmaceutical company focused on identifying and developing therapeutics that address diseases with high unmet medical need with an initial therapeutic focus on Cardio-Pulmonary diseases

Levosimendan and Active Metabolite; non-protein bound plasma concentrations



Free plasma concentration (nM)
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
0
24
48
72
96
120
144
168
192
216
240
264
288
312
336
360
384
Time (H)
Levosimendan
OR-1896

Kivikko *et al. Int J Clin Pharm & Ther* 2002;**40**:465

Levosimendan History

- Levosimendan is a calcium sensitizer/K-ATP channel activator
- First approved in Sweden (Orion) in 2000 for acute decompensated heart failure
- Approved/marketed in >60 countries
  - To date >1.5 million patients have been treated with levosimendan
  - Not Approved in US or Canada

Scientific Advisory Board

PH-HFpEF Development Plan Guided by World Recognized Experts in Pulmonary Hypertension and HFpEF

Stuart Rich, MD	- Professor of Medicine, Northwestern University Feinberg School of Medicine - Director, Pulmonary Vascular Disease Program, Bluhm Cardiovascular Institute - Previous FDA Cardio-Renal Advisory Committee Member - Recognized Global Pulmonary Hypertension Expert	Northwestern Medicine Feinberg School of Medicine
Daniel Burkhoff, MD, PhD	- Director Heart Failure, Hemodynamics and MCS Research at the Cardiovascular Research Foundation - Adjunct Associate Professor of Medicine, Columbia University	Columbia University; Cardiovascular Research Foundation
Sanjiv Shah, MD, FAHA, FACC, FASE	- Professor of Medicine, Northwestern University Feinberg School of Medicine - Director, T1 Center for Cardiovascular Therapeutics - Director, Northwestern HFpEF Program, Division of Cardiology, Dept of Medicine, Northwestern University Feinberg School of Medicine	Northwestern Medicine Feinberg School of Medicine
Barry Borlaug, MD	- Professor of Medicine, Mayo Clinic - Chair for Research, Division of Circulatory Failure, - Department of Cardiovascular Medicine, Mayo Clinic	Mayo Clinic

TENAX THERAPEUTICS

Levosimendan in PH-HFpEF

- **PH-HFpEF (pulmonary hypertension) represents a potential $Billion US opportunity**
  - > 2 million US PH-HFpEF patients
  - High mortality and poor quality of life
  - No effective therapies
- **Phase 2 Trial of Levosimendan in PH-HFpEF is ongoing (HELP Study)**
  - Levosimendan is an NCE with a unique calcium sensitizer/K-ATP channel mechanism
  - >1.5 million patient exposures provide a large safety database in HF
  - Enriched trial design
  - Encouraging preliminary open-label hemodynamic data
- **A positive HELP Study would represent a potential major breakthrough in PH-HFpEF**
  - Leading PH focused companies unsuccessful in developing PAH drugs for PH-HFpEF
- **Potential for Additional IP to 2038**
  - HELP study discoveries provide the basis for multiple patent claims in PH-HFpEF

Pulmonary Hypertension Prevalence and Market Size

Estimated Prevalence by WHO Group



WHO Group 5
3%
WHO Group 1
3%
WHO Group 4
2%
Unknown
15%
WHO Group 3
9%
WHO Group 2
68%

Source: Pulmonary Hypertension Association Strange G, et al. Heart. 2012;98(24):1805-11

Pharmaceutical Sales >$5 billion in 2016 (primarily in Group 1)



United Therapeutics
$1.5B
Actelion-J&J
$2.0B
Pfizer
$285M
Gilead
$819M
Bayer
$279M

Source: Company Annual Reports

TENAX THERAPEUTICS

PH-HFpEF Represents a Large Unmet Medical Need



Estimated PH-HFpEF US Prevalence >2 Million Patients
(1,2,3)
No Effective Therapies
68%
2%
3%
3%
9%
15%
PAH (WHO Group 1)
PH due to Left Heart Disease (WHO Group 2)
PH due to Chronic Lung Disease (WHO Group 3)
CTEPH (WHO Group 4)
PH due to unknown causes (WHO Group 5)
Misc.

1) Dixon, et al. "Combined post-and pre-capillary pulmonary hypertension in HFpEF." *Heart failure reviews* 21.3 (2016): 285-297.(Estimates 2.2M PH-HFpEF patients
2) Guazzi et al "Pulmonary hypertension in HFpEF: prevalence, pathophysiology, and clinical perspectives." *Circulation: Heart Failure* 7.2 (2014): 367-377.(PH-HFpEF =~50% of all US pts
3) Global Data epidemiological estimates
4) https://phassociation.org/types-pulmonary-hypertension-groups/

Poor PH-HFpEF Patients Outcomes

PH-HFpEF + Right Ventricle Dysfunction Associated with Highest Mortality



100
80
60
40
20
0
Percent survival
P<0.0001
1
2
3
4
5
Years
PASP<47mmHg normal RV function
PASP<47mmHg RV dysfunction
PASP≥47mmHg normal RV function
PASP≥47mmHg RV dysfunction

PH-HFpEF Patients Normal RV

PH-HFpEF Patients w/ RV Dysfunction

Source: Mohammed, Selma F., et al. "Right ventricular systolic function in subjects with HFpEF: a community based study." (2011): A17407-A17407.

Comparison of HELP Study to Other Multicenter Phase 2 Trials in PH-HFpEF

Trial	BADDHY	MELODY	DILATE	HELP
Sponsor	Actelion/J&J	Actelion/J&J	Bayer	Tenax
Product	Bosentan	Macitentan	Riocigaut	Levosimendan
Approved Indication	PAH	PAH	PAH/CETPH	ADHF- Outside US
Patients (#)	20	63	39	36
Design	Randomized, Placebo- Controlled	Randomized, Placebo- Controlled	Randomized, Placebo- Controlled	Randomized, Placebo- Controlled
Study Duration	12 weeks	12 weeks	Single Dose	6 weeks
MOA	**Pulmonary Vasodilator**	**Pulmonary Vasodilator**	**Pulmonary Vasodilator**	**Lusitrope Inotrope Vasodilator**
Result	**Ineffective, Stopped early**	**Ineffective, Fluid retention**	**Ineffective**	**Ongoing- TBD**

Levosimendan Mechanism of Action

	Molecular targets	Mechanisms of action	Pharmacological effects	Therapeutic effects
1.	Selective binding to the calcium-saturated form of cardiac troponin C	Calcium sensitization	Positive inotropic Positive lusitropic	• Increased ejection fraction • Decreased left ventricular filling pressures
2.	Opening of sarcolemma $\mathbf{K}_{ATP}$ channels on smooth-muscle cells in vasculature	Hyperpolarization	Vasodilation in all vascular beds (also coronary and peripheral circulation)	• Lowered pre- and after-load • Anti-ischemic • Better tissue perfusion • Normalization of neurohormones
3.	Opening of mitochondrial $\mathbf{K}_{ATP}$ channels in cardiomyocytes	Protection of mitochondria in ischemia-reperfusion	Preconditioning, anti-stunning anti-apoptotic	• Cardioprotection • Anti-ischemic

Parissis, John T., et al. "Levosimendan: from basic science to clinical practice." *Heart failure reviews* 14.4 (2009): 265.

Levosimendan and Active Metabolite; non-protein bound plasma concentrations



Levosimendan
OR-1896
Free plasma concentration (nM)
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
0
24
48
72
96
120
144
168
192
216
240
264
288
312
336
360
384
Time (H)

Kivikko *et al. Int J Clin Pharm & Ther* 2002;**40**:465

Levosimendan Phase 2 for PH-HFpEF

- **Multi-center, double-blind placebo-controlled study**
- **Enroll 36 evaluable patients at 12-15 sites**
  - PAP ≥35, PCWP ≥20, NYHA Class IIb/III, LVEF ≥40%
- **Primary Endpoints:**
  - Change from baseline PCWP with bicycle exercise (25Watts) at Week 6
  - 80% power to detect a ≥ 4.8 mmHg change in PCWP from baseline
- **Secondary Endpoints:**
  - Change in Cardiac Index at rest and with exercise
  - Change in PVR effect at rest and with exercise
  - Change in PCWP when supine and legs elevated
  - Patient global assessment
  - Exercise duration via 6-minute walk test
  - Physician's assessment of functional class
  - Clinical events: death and hospitalizations

Levosimendan Phase 2 for in PH-HFpEF Study Design


Open-Label Lead-In
24 hours
(0.1 µg/kg/min)
Chronic Phase
5 weeks
Week 6
Final Evaluation
Levosimendan
enrolled patients
Responders
n=36
Non-Responders
Levosimendan
n=18
weekly infusion
through Week 5
Placebo
n=18

Preliminary Open Label Data from the Help Study are Very Encouraging

- 85% Responder rate during lead-in infusion (23/27)
- 23 Randomized patients (target 36)
- Encouraging and consistent open-label hemodynamic improvements
  - Reduced PCWP
  - Reduced RAP
  - Reduced mPAP
  - Increased cardiac output
  - 100% of patients have opted to participate in the extension study
  - No drug related serious adverse events

A Positive HELP Study Would Represent a Breakthrough in PH-HFpEF



BADDHY(1)
Bosentan/J&J
Rest PCWP
MELODY(2)
Macitentan/J&J
Rest PCWP
DILATE(3)
Riociguat/Bayer
Rest PCWP
HELP(4)
Open-Label
Levosimendan
Rest PCWP
HELP(4)
Open-Label
Levosimendan
Exercise PCWP
HELP(protocol)
Placebo-controlled
Levosimendan
Exercise PCWP
PCWP Change vs Baseline (mm Hg)
0
-1
-2
-3
-4
-5
-6
-7
-8
0
0
0
Previous Failed PH-HFpEF Trials
N=22
-5.8
N=22
-7.6
Results not yet determined as trial is ongoing
Statistical power assumption
Target
-4.8

1) Koller, B., et al. "Pilot study of endothelin receptor blockade in heart failure with diastolic dysfunction and pulmonary hypertension ." *Heart, Lung and Circulation* 26.5 (2017): 433-441.
2) Vachiéry, Jean-Luc, et al. "Macitentan in pulmonary hypertension due to left ventricular dysfunction." *European Respiratory Journal* 51.2 (2018): 1701886.
3) Bonderman, , et al. "Acute hemodynamic effects of riociguat in patients with PH associated with diastolic heart failure (DILATE-1): *Chest* 146.5 (2014): 1274-1285.
4) Investigator reported open-label hemodynamics for open-label lead-in phase (pre vs post 24 hour levosimendan infusion)

TENAX THERAPEUTICS

PCWP – Pre vs Post Lead-in Infusion
Open Label Levosimendan Responders (n=22)


PCWP Rest (legs down)
PCWP mmHg
35
30
25
20
15
10
32
28
24.3
23
20
17
29
21
18.5
18
16
12
Pre-Levo
Post-Levo

P<0.0001


PCWP Exercise (25 watts)
PCWP mmHg
60
55
50
45
40
35
30
25
20
15
10
55
40
35
34.1
27
22
42
32
28
26.5
20
15
Pre-Levo
Post- Levo

P<0.0000001

Data is from investigator reported hemodynamics during open-label lead in phase. Statistical analysis via Paired t-Test

RAP – Pre vs Post Lead-in Infusion
Open-Label Levosimendan Responders (n=22)


RAP Rest (legs down)
RAP mmHg
0
5
10
15
20
25
30
27
21
16.9
17
12
8
20
16
11.8
12
9
3
Pre-Levo
Post-Levo

P<0.0001


RAP Exercise (@ 25 watts)
5
10
15
20
25
30
35
40
45
43
36
30.0
28
22
13
38
30
24.8
25
18
10
Pre-Levo
Post-Levo

P<0.001

Data is from investigator reported hemodynamics during open-label lead in phase. Statistical analysis via Paired t-Test

mPAP – Pre vs Post Lead-in Infusion Open-Label Levosimendan Responders (n=22)


mPAP Rest (legs down)
70
65
60
55
50
45
40
35
30
25
20
mPAP mmHg
67
56
44.1
41
36
24
65
51
39.6
37
28
21
Pre-Levo
Post- Levo

P<0.007


mPAP Exercise (@25Watts)
90
80
70
60
50
40
30
mPAP mmHg
85
71
60
58
50
39
81
67
55
52
47
35
Pre-Levo
Post-Levo

P<0.006

Data is from investigator reported hemodynamics during open-label lead in phase. Statistical analysis via Paired t-Test

Cardiac Output
Open-label Levosimendan Responders (n=22)



Cardiac Output- Rest- (Legs Down)
Cardiac)output (L/min)
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
8.6
7.0
6.3
5.5
5.3
5.3
4.7
4.9
4.1
4.2
2.8
3.0
Pre-Levo
Post-Levo



Cardiac Output Exercise(@25Watts)
Cardiac Output (L/min)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
12.8
9.5
8.5
8.1
7.0
6.9
6.2
5.7
5.1
4.5
3.2
3.3
Pre-Levo
Post-Levo

P<0.0005

P<0.02

Data is from investigator reported hemodynamics during open-label lead in phase. Statistical analysis via Paired t-Test

TENAX THERAPEUTICS

Summary:
The Opportunity for Levosimendan in PH-HFpEF

- **Area of high unmet medical need**
  - High mortality (up to 50% at 5 years)
  - Poor quality of life (poor exercise capacity)
  - No approved therapies in PH-HFpEF
- **Commercially attractive market**
  - Large potential market - Estimated PH-HFpEF prevalence in the US >2,000,000
  - High value chronic therapy that addresses a large unmet need
- **Mechanistic rationale for Levosimendan in PH-HFpEF**
  - Including mechanisms directed at right heart failure
- **Phase 2 trial is 65% enrolled, data expected in 2Q**
- **IV Levosimendan exclusivity as NCE**
- **Sub Q patent filed**